Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

American Outdoor Brands Corporation

(413) 747-6284

lsharp@aob.com

American Outdoor Brands Corporation Reports

Third Quarter Fiscal 2017 Financial Results

- Third Quarter Net Sales of $233.5 Million, up 10.8% Year-Over-Year

- Third Quarter GAAP Net Income per Diluted Share of $0.57

- Third Quarter Non-GAAP Net Income per Diluted Share of $0.66

SPRINGFIELD, Mass., March 2, 2017 — American Outdoor Brands Corporation (NASDAQ Global Select: AOBC), one of the world’s leading providers of firearms and quality products for the shooting, hunting, and rugged outdoor enthusiast, today announced financial results for the third quarter of fiscal 2017, ended January 31, 2017.

Third Quarter Fiscal 2017 Financial Highlights

•	Quarterly net sales were $233.5 million compared with $210.8 million for the third quarter last year, an increase of 10.8%.

•	Gross margin for the quarter was 42.5% compared with 41.1% for the third quarter last year.

•	Quarterly GAAP net income was $32.5 million, or $0.57 per diluted share, compared with $31.4 million, or $0.56 per diluted share, for the comparable quarter last year.

•	Quarterly non-GAAP net income was $37.6 million, or $0.66 per diluted share, compared with $33.2 million, or $0.59 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments in net income exclude a number of acquisition-related costs, including amortization, one-time transaction costs, inventory valuation adjustments, and a one-time holding company rebranding expense. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $67.6 million, or 28.9% of net sales, compared with $61.5 million, or 29.2% of net sales, for the comparable quarter last year.

•	The company completed the acquisition of substantially all of the assets of Ultimate Survival Technologies, Inc. (“UST”), a provider of high-quality survival and camping products, for $33.0 million in cash and up to $2.0 million, due over two years, contingent upon the financial performance of the acquired business. UST is included in the company’s Outdoor Products & Accessories segment.

James Debney, American Outdoor Brands Corporation President and Chief Executive Officer, said, “Today we are pleased to report our third quarter results, which include a strategic acquisition in the rugged outdoor space, several new product introductions, revenue growth that was on target, and profitability that exceeded the high-end of our guidance range. Toward the end of the quarter, consumer firearm purchasing began to cool – a trend that underscores the importance of remaining focused on our strategy to continue growing and balancing our business across the shooting, hunting, and rugged outdoor enthusiast markets. In our Firearms segment, we attended the SHOT Show in January where we launched our next generation, full size M&P M2.0 pistol, significantly strengthening our growing family of innovative polymer pistols. Higher year-over-year revenue in the Outdoor Products & Accessories segment was driven largely by our acquisitions of Taylor Brands, LLC, Crimson Trace Corporation, and UST, all of which occurred in the current fiscal year, combined with organic segment revenue growth of 4.8%. During the quarter, we hired Brian Murphy, an industry veteran, who will focus on increasing our presence in the rugged outdoor recreation market, in areas such as camping, hiking and fishing - all of which resonate strongly with many of our core firearms consumers and retailers.”

“Lastly, during the quarter, we successfully rebranded our holding company as American Outdoor Brands Corporation, a name that better represents our strategic direction as we explore markets outside of our core firearms business. Overall, we remain committed to creating long-term shareholder value by innovating, preserving and selectively acquiring strong brands that best meet the needs and lifestyles of our valued customers,” concluded Debney.

Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, said, “During our third quarter, strong November results more than offset late-quarter declines in both NICS background checks and firearm product shipments. That late quarter shift in consumer demand patterns has since carried forward into our fiscal fourth quarter. Accordingly, we have updated our full year guidance.”

“Operating cash flow during the quarter was $48.2 million and we invested $33.0 million in acquisitions and paid off the $25 million outstanding on our line of credit. We ended the quarter with cash of $54.3 million, outstanding long-term debt of $170.6 million, and no borrowings on our $350 million banking line of credit, which is expandable to $500 million. Our strong balance sheet provides us with opportunities to activate our unused $50 million stock buyback authorization, and to further diversify our company by investing in our future – both organically and through highly selective, strategic acquisitions,” concluded Buchanan.

Financial Outlook

AMERICAN OUTDOOR BRANDS CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION

(Unaudited)

	Range for the Three Months Ending April 30, 2017		Range for the Year Ending April 30, 2017
Net sales (in thousands)	$200,000	$220,000	$874,000	$894,000

GAAP income per share - diluted	$0.26	$0.36	$2.01	$2.11
Acquisition-related costs	—	—	0.07	0.07
Amortization of acquired intangible assets	0.09	0.09	0.31	0.31
Corporate rebranding expense	—	—	0.01	0.01
Fair value inventory step-up and backlog expense	—	—	0.08	0.08
Transition costs	0.01	0.01	0.01	0.01
Tax effect of non-GAAP adjustments	(0.04)	(0.04)	(0.16)	(0.16)

Non-GAAP income per share - diluted	$0.32	$0.42	$2.33	$2.43

Conference Call and Webcast

The company will host a conference call and webcast today, March 2, 2017, to discuss its third quarter fiscal 2017 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference code 73634765. No RSVP is necessary. The conference call audio webcast can also be accessed live and for replay on the company’s website at www.aob.com, under the Investor Relations section. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) accessories transition costs, (iii) discontinued operations, (iv) DOJ and SEC costs including insurance recovery costs, (v) acquisition-related costs, (vi) fair value inventory step-up and backlog expense, (vii) bond premium paid, (viii) debt extinguishment costs, (ix) the tax effect of non-GAAP adjustments, (x) net cash provided by operating activities, (xi) net cash used in investing activities, (xii) acquisition of businesses, net of cash acquired, (xiii) receipts from note receivable, (xiv) interest expense (xv) income tax expense, (xvi) depreciation and amortization, (xvii) corporate rebranding expenses, and (xviii) stock-based compensation expense; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands Corporation

American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun and long gun products sold under the Smith & Wesson®, M&P®, and Thompson/Center Arms™ brands as well as provides forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, tactical lighting products, and survival and camping equipment. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™, Crimson Trace®, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, Golden Rod® Moisture Control, Schrade®, Old Timer®, Uncle Henry®, UST®, and Imperial™. For more information on American Outdoor Brands Corporation, call (844) 363-5386 or log on to www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include our belief that toward the end of the year, consumer firearm purchasing began to cool; our belief that such trend underscores the importance of remaining focused on our strategy to continue growing and balancing our business across the shooting, hunting, and rugged outdoor enthusiast market; our belief that the launch of our next generation, full size M&P M2.0 pistol significantly strengthens our growing family of innovative polymer pistols; our belief that higher year-over-year revenue in the Outdoor Products & Accessories segment was driven largely by our acquisitions of Taylor Brands, LLC, Crimson Trace Corporation, and UST, all of which occurred in the current fiscal year, combined with organic segment revenue growth; our plans to have Brian Murphy focus on increasing our presence in the rugged outdoor recreation markets, in areas such as camping, hiking, and fishing – all of which resonate strongly with many of our core firearms consumers and retailers; our belief that we successfully rebranded our holding company as American Outdoor Brands Corporation, a name that we think better represents our strategic direction as we explore markets outside of our core firearms business; our commitment to creating long-term shareholder value by innovating, preserving, and selectively acquiring strong brands that best meet the needs and lifestyles of our valued customers; our belief that our strong balance sheet provides us with opportunities to activate our unused, $50 million stock buyback authorization, and to further diversify our company by investing in our future – both organically and through highly selective, strategic acquisitions; and our expectations for net sales, GAAP income per diluted share, acquisition-related costs, amortization of acquired intangible assets, fair value inventory step-up and backlog expense, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the fourth quarter of fiscal 2017 and for fiscal 2017. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2017	January 31, 2016	January 31, 2017	January 31, 2016
	(In thousands, except per share data)
Net sales	$233,523	$210,786	$674,002	$501,791
Cost of sales	134,212	124,128	389,517	300,048

Gross profit	99,311	86,658	284,485	201,743

Operating expenses:
Research and development	2,764	2,521	7,614	7,612
Selling and marketing	15,052	11,505	36,773	33,260
General and administrative	31,286	22,484	85,210	59,124

Total operating expenses	49,102	36,510	129,597	99,996

Operating income	50,209	50,148	154,888	101,747

Other expense, net:
Other expense, net	(8)	(5)	(37)	(17)
Interest expense, net	(1,939)	(2,079)	(6,128)	(11,575)

Total other expense, net	(1,947)	(2,084)	(6,165)	(11,592)

Income from operations before income taxes	48,262	48,064	148,723	90,155
Income tax expense	15,809	16,630	48,562	31,844

Net income	32,453	31,434	100,161	58,311
Net income per share:
Basic	$0.58	$0.57	$1.78	$1.07

Diluted	$0.57	$0.56	$1.75	$1.05

Weighted average number of common shares outstanding:
Basic	56,342	54,857	56,208	54,508
Diluted	57,127	55,981	57,166	55,784

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of
	January 31, 2017	April 30, 2016
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$54,253	$191,279
Accounts receivable, net of allowance for doubtful accounts of $564 on January 31, 2017 and $680 on April 30, 2016	72,919	57,792
Inventories	128,096	77,789
Prepaid expenses and other current assets	6,735	4,307
Income tax receivable	575	2,064

Total current assets	262,578	333,231

Property, plant, and equipment, net	151,645	135,405
Intangibles, net	147,045	62,924
Goodwill	168,829	76,357
Other assets	9,623	11,586

	$739,720	$619,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$55,578	$45,513
Accrued expenses	35,412	28,447
Accrued payroll and incentives	19,066	18,784
Accrued income taxes	2,349	5,960
Accrued profit sharing	9,865	11,459
Accrued warranty	5,968	6,129
Current portion of notes payable	6,300	6,300

Total current liabilities	134,538	122,592
Deferred income taxes	21,212	12,161
Notes payable, net of current portion	161,990	166,564
Other non-current liabilities	9,685	10,370

Total liabilities	327,425	311,687

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 71,918,857 shares issued and 56,356,235 shares outstanding on January 31, 2017 and 71,558,633 shares issued and 55,996,011 shares outstanding on April 30, 2016	72	72
Additional paid-in capital	242,586	239,505
Retained earnings	341,471	241,310
Accumulated other comprehensive income/(loss)	489	(748)
Treasury stock, at cost (15,562,622 shares on January 31, 2017 and April 30, 2016)	(172,323)	(172,323)

Total stockholders’ equity	412,295	307,816

	$739,720	$619,503

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	January 31, 2017	January 31, 2016
	(In thousands)
Cash flows from operating activities:
Net income	$100,161	$58,311
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,187	30,836
Loss on sale/disposition of assets	98	138
Provision for losses on notes and accounts receivable	179	2
Deferred income taxes	(12,300)	244
Stock-based compensation expense	6,383	4,885
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	(3,754)	(34,536)
Inventories	(18,451)	1,244
Prepaid expenses and other current assets	(2,178)	325
Income taxes	(2,095)	(2,811)
Accounts payable	2,393	2,931
Accrued payroll and incentives	(1,218)	7,874
Accrued profit sharing	(1,594)	1,710
Accrued expenses	5,004	4,044
Accrued warranty	(262)	(248)
Other assets	1,059	(119)
Other non-current liabilities	(1,088)	(1,087)

Net cash provided by operating activities	109,524	73,743

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	(211,069)	—
Refunds on machinery and equipment	2,776	4,222
Receipts from note receivable	58	56
Payments to acquire patents and software	(515)	(248)
Proceeds from sale of property and equipment	—	61
Payments to acquire property and equipment	(28,952)	(22,933)

Net cash used in investing activities	(237,702)	(18,842)

Cash flows from financing activities:
Proceeds from loans and notes payable	50,000	105,000
Cash paid for debt issuance costs	(525)	(1,024)
Payments on capital lease obligation	(397)	(447)
Payments on notes payable	(54,725)	(103,150)
Proceeds from Economic Development Incentive Program	101	—
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	1,141	6,668
Payment of employee withholding tax related to restricted stock units	(4,443)	(2,073)
Excess tax benefit of stock-based compensation	—	3,123

Net cash (used in)/provided by financing activities	(8,848)	8,097

Net increase/(decrease) in cash and cash equivalents	(137,026)	62,998
Cash and cash equivalents, beginning of period	191,279	42,222

Cash and cash equivalents, end of period	$54,253	$105,220

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$6,683	$12,118
Income taxes	63,195	31,484

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (Dollars in thousands, except per share data) (Unaudited)
	For the Three Months Ended				For the Nine Months Ended
	January 31, 2017		January 31, 2016		January 31, 2017		January 31, 2016
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$99,311	42.5%	$86,658	41.1%	$284,485	42.2%	$201,743	40.2%
Fair value inventory step-up and backlog expense	777	0.3%	—	—	4,601	0.7%	—	—
Discontinued operations	—	—	—	—	—	—	52	0.0%

Non-GAAP gross profit	$100,088	42.9%	$86,658	41.1%	$289,086	42.9%	$201,795	40.2%

GAAP operating expenses	$49,102	21.0%	$36,510	17.3%	$129,597	19.2%	$99,996	19.9%
Amortization of acquired intangible assets	(5,620)	-2.4%	(2,652)	-1.3%	(12,730)	-1.9%	(7,381)	-1.5%
Accessories transition costs	(63)	0.0%	(10)	0.0%	(63)	0.0%	(161)	0.0%
Discontinued operations	(22)	0.0%	(21)	0.0%	(66)	0.0%	(65)	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	(9)	—	—	—	1,781	0.4%
Corporate rebranding expenses	(525)	-0.2%	—	—	(525)	-0.1%	—	—
Acquisition-related costs	(629)	-0.3%	(27)	0.0%	(3,785)	-0.6%	(27)	0.0%

Non-GAAP operating expenses	$42,243	18.1%	$33,791	16.0%	$112,428	16.7%	$94,143	18.8%

GAAP operating income	$50,209	21.5%	$50,148	23.8%	$154,888	23.0%	$101,747	20.3%
Fair value inventory step-up and backlog expense	777	0.3%	—	—	4,601	0.7%	—	—
Amortization of acquired intangible assets	5,620	2.4%	2,652	1.3%	12,730	1.9%	7,381	1.5%
Accessories transition costs	63	0.0%	10	0.0%	63	0.0%	161	0.0%
Discontinued operations	22	0.0%	21	0.0%	66	0.0%	117	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	9	—	—	—	(1,781)	-0.4%
Corporate rebranding expenses	525	0.2%	—	—	525	0.1%	—	—
Acquisition-related costs	629	0.3%	27	—	3,785	0.6%	27	0.0%

Non-GAAP operating income	$57,845	24.8%	$52,867	25.1%	$176,658	26.2%	$107,652	21.5%

GAAP net income	$32,453	13.9%	$31,434	14.9%	$100,162	14.9%	$58,311	11.6%
Bond premium paid	—	—	—	—	—	—	2,938	0.6%
Fair value inventory step-up and backlog expense	777	0.3%	—	—	4,601	0.7%	—	—
Amortization of acquired intangible assets	5,620	2.4%	2,652	1.3%	12,730	1.9%	7,381	1.5%
Debt extinguishment costs	—	—	—	—	—	—	1,723	0.3%
Accessories transition costs	63	0.0%	10	0.0%	63	0.0%	161	0.0%
Discontinued operations	22	0.0%	21	0.0%	66	0.0%	117	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	9	0.0%	—	—	(1,781)	-0.4%
Corporate rebranding expenses	525	0.2%	—	—	525	0.1%	—	—
Acquisition-related costs	629	0.3%	27	0.0%	3,785	0.6%	27	0.0%
Tax effect of non-GAAP adjustments	(2,497)	-1.1%	(941)	-0.4%	(7,119)	-1.1%	(3,889)	-0.8%

Non-GAAP net income	$37,592	16.1%	$33,212	15.8%	$114,813	17.0%	$64,988	13.0%

GAAP net income per share - diluted	$0.57		$0.56		$1.75		$1.05
Bond premium paid	—		—		—		0.05
Fair value inventory step-up and backlog expense	0.01		—		0.08		—
Amortization of acquired intangible assets	0.10		0.05		0.22		0.13
Debt extinguishment costs	—		—		—		0.03
Accessories transition costs	—		—		—		—
Discontinued operations	—		—		—		—
DOJ/SEC costs including insurance recovery costs	—		—		—		(0.03)
Corporate rebranding expenses	0.01		—		0.01		—
Acquisition-related costs	0.01		—		0.07		—
Tax effect of non-GAAP adjustments	(0.04)		(0.02)		(0.12)		(0.07)

Non-GAAP net income per share - diluted	$0.66		$0.59		$2.01		$1.16

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW (In thousands) (Unaudited)
	For the Three Months Ended		For the Nine Months Ended
	January 31, 2017	January 31, 2016	January 31, 2017	January 31, 2016
Net cash provided by operating activities	$48,150	$50,982	$109,524	$73,743
Net cash used in investing activities	(41,032)	(4,678)	(237,702)	(18,842)
Acquisition of businesses, net of cash acquired	33,010	—	211,069	—
Receipts from note receivable	(15)	(15)	(58)	(56)

Free cash flow	$40,113	$46,289	$82,833	$54,845

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)
	For the Three Months Ended
	January 31, 2017	January 31, 2016
GAAP net income	$32,453	$31,434
Interest expense	1,854	2,140
Income tax expense	15,809	16,630
Depreciation and amortization	12,974	9,555
Stock-based compensation expense	2,465	1,639
Fair value inventory step-up and backlog expense	777	—
Acquisition-related costs	629	27
Corporate rebranding expenses	525	—
Discontinued operations	22	21
Accessories transition costs	63	10
DOJ/SEC costs	—	9

Non-GAAP Adjusted EBITDAS	$67,571	$61,465

AMERICAN OUTDOORS BRANDS CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)
	For Nine Months Ended
	January 31, 2017	January 31, 2016
GAAP net income	$100,161	$58,311
Interest expense	6,222	11,714
Income tax expense	48,562	31,844
Depreciation and amortization	35,462	28,372
Stock-based compensation expense	6,383	4,885
Fair value inventory step-up and backlog expense	4,601	—
Acquisition-related costs	3,785	27
Corporate rebranding expenses	525	—
Discontinued operations	66	117
Accessories transition costs	63	161
DOJ/SEC costs, including insurance recovery costs	—	(1,781)

Non-GAAP Adjusted EBITDAS	$205,830	$133,650